UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2009

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b)

Mary A. Tremblay, the Vice President, General Counsel and Secretary and a named executive officer of Lydall, Inc. (the “Company”), resigned her positions with the Company effective October 14, 2009 to pursue a reduced and more flexible work schedule so that she can attend to family matters. The Company and Ms. Tremblay have entered into a Letter of Agreement, dated October 14, 2009 (the “Letter Agreement”), setting forth the terms and conditions under which Ms. Tremblay will remain in the employ of the Company. Per the terms of the Letter Agreement, Ms. Tremblay is expected to devote a minimum of 20 hours per week to the business and affairs of the Company, in exchange for which she will be paid on an hourly rate basis, her Employment Agreement dated January 10, 2007 is terminated, and her Indemnification Agreement dated March 1, 2000 remains in full force and effect. The term of the Letter Agreement is two years. A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 5.02(e)

See Item 5.02(b) above.

Section 8 – Other Events

Item 8.01	Other Events

In a press release dated October 14, 2009, attached as Exhibit 99.1, the Company announced that Paul G. Igoe has been appointed Vice President, General Counsel and Secretary of the Company, effective as of October 14, 2009, filling the vacancies created by the resignation of Mary A. Tremblay. From 2001 until the time he joined Lydall, Mr. Igoe was the Associate General Counsel and Assistant Corporate Secretary of Teradyne, Inc. (NYSE: TER), a leading supplier of automatic test equipment, where he handled a wide range of legal issues, including securities compliance, mergers and acquisitions, commercial law, labor and employment and litigation. Previous to his employment at Teradyne, Mr. Igoe was a Junior Partner at Hale and Dorr (now Wilmer Hale) in Boston, Massachusetts.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following are furnished as Exhibits to this report:

Exhibit Number	Description of Exhibit

10.1	Letter of Agreement, dated October 14, 2009, between Lydall, Inc. and Mary A. Tremblay.

99.1	Press Release, dated October 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

October 14, 2009	By:	/S/ JAMES V. LAUGHLAN
James V. Laughlan
Principal Accounting Officer & Controller

LYDALL, INC.

Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Letter of Agreement, dated October 14, 2009, between Lydall, Inc. and Mary A. Tremblay.

99.1	Press Release, dated October 14, 2009